FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2011

ENTEST BIOMEDICAL, INC.
(Exact Name of Company as Specified in Charter)

Nevada	333-154989	26-3431263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 203
La Mesa, California, 91942
(Address of Principal Executive Offices, Zip Code)

619 702 1404
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 4, 2011, 2010 Entest BioMedical, Inc. (“Entest CA”), a California corporation and a wholly owned subsidiary of  Entest BioMedical, Inc., a Nevada corporation (the “Company”) acquired from Pet Pointers, Inc., a California corporation doing business as McDonald Animal Hospital (“Seller”), and Dr. Gregory McDonald DVM (“McDonald”) all the goodwill from McDonald and assets of Seller except cash and accounts receivables used in connection with the operation of a veterinary medical clinic located at 225 S. Milpas Street, Santa Barbara, CA 93103 (the "Business").

Consideration for the acquisition consisted of:

   I. $70,000 in cash

   II. $210,000 of the common shares of the Company valued at the closing price per share as of January 4, 2011

   III. Payment of no more than $78,000 to a creditor of the Seller to be paid in monthly installments of $1,500 per month

   IV. Payment of no more than $25,000 to additional creditors of the Seller to be paid in monthly installments of $825 per month

   V. Payment of $50,000 to McDonald on the first business day of the fourth month following the closing of the acquisition (“Closing”)

The Company is also obligated to make payment to McDonald of that number of shares of common stock of the Company’s common stock valued at the closing bid price of the trading day immediately prior to issuance which shall equal $70,000 upon completion of the first calendar year during the Employment Period (as such period is defined in the employment agreement entered into between McDonald and Entest CA dated December 31, 2010 ) in which the Business generates gross sales in excess of $700,000.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Audited financial statements of Pet Pointers Inc. (“PPI”) for the fiscal year ending December 31, 2009 and December 31, 2008 are included hereto as Exhibit 99.1. Interim Financial Statements of PPI are included hereto as Exhibit 99.2

(b) Pro forma financial information.

Unaudited Pro forma financial information is included hereto as Exhibit 99.3

(c) Exhibit Index
Ex.10.1**	Asset Purchase Agreement
Ex.10.2***	Exhibit A to Asset Purchase Agreement
Ex.10.3****	Exhibit B to Asset Purchase Agreement
Ex.10.4*****	Employment Agreement
Ex.10.5*	Escrow Agreement by and between Entest BioMedical, Inc., Herman H. Pettegrove, Esq. and Dr. Gregory McDonald, DVM.
Ex.10.6******	Amendment to Escrow Agreement
Exhibit 99.1	Audited Financial Statements Pet Pointers, Inc.
Exhibit 99.2	Unaudited Interim Financial Statements Pet Pointers, Inc.
Exhibit 99.3	Unaudited Pro Forma Financials

* Filed as Exhibit 10.1 to that Form 8-K filed by the Company dated October 27, 2010
** Filed as Exhibit 10.1 to that Form 8-K filed by the Company dated December 22, 2010
*** Filed as Exhibit 10.2 to that Form 8-K filed by the Company dated December 22, 2010
**** Filed as Exhibit 10.3 to that Form 8-K filed by the Company dated December 22, 2010
***** Filed as Exhibit 10.4 to that Form 8-K filed by the Company dated December 22, 2010
****** Filed as Exhibit 10.6 to that Form 8-K filed by the Company dated December 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEST BIOMEDICAL, INC.

By: /s/ David R. Koos
David R. Koos
Chief Executive Officer
Dated: January 6, 2011.